UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2007

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	0-28806	65-0420146
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

100 North Barranca Avenue, #810
West Covina, CA 91791
______________________________________________________________________
(Address of Principal Executive Offices)

(626) 839-9116
______________________________________
(Issuer Telephone number)

Check theappropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Ever-Glory International Group, Inc. (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Registration Statement on Form S-1 entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

             Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01  Changes in Registrant's Certifying Accountant

The Registrant terminated Jimmy C.H. Cheung & Co. (“Cheung & Co.”) as the Registrant’s independent auditors effective as of December 12, 2007. This action has been approved by the Registrant’s Board of Directors. Cheung & Co. served as the Registrant's independent auditors for the Registrant's fiscal years ended December 31, 2006 and December 31, 2005, and the interim periods since the quarter ended September 30, 2005.

On December 12, 2007, the Registrant engaged Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) as the Registrant's outside independent accounting firm.  This action has also been approved by the Registrant’s Board of Directors.  During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Moore Stephens, through the date of Cheung & Co.’s termination, neither the Registrant nor anyone on the Registrant's behalf consulted with Moore Stephens, regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

On December 18, 2007, the Registrant filed a Current Report on Form 8-K disclosing the termination of Cheung & Co. The Registrant has requested Cheung & Co. to review the disclosure contained therein and has asked Cheung & Co. to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Cheung & Co.’s views, or the respects in which Cheung & Co. does not agree with the statements contained herein. Such Form 8-K indicated that we would file Cheung & Co.’s letter by amendment at a later date. A copy of Cheung & Co.’s letter is filed hereto to this Form 8-K/A as an exhibit.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits.

Exh. No. 16.1	Description Letter from Jimmy C.H. Cheung & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused thisreport to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.
(Registrant)

Date: December 20, 2007	/s/ Kang Yihua
Kang Yihua, Chief Executive Officer